COLLABORATION AND RESEARCH AGREEMENTS	12 Months Ended
Dec. 31, 2019
Disclosure of collaboration agreements [Abstract]
COLLABORATION AND RESEARCH AGREEMENTS
NOTE 5: -	COLLABORATION AND RESEARCH AGREEMENTS-

Below is information regarding collaboration agreements each of which amounts to 10% or more of our total revenues in 2019:

a.	In November 2016, the Company entered into a research agreement with ADAMA Ltd., for research of samples sent by ADAMA Ltd. to the Company.

In July 2017, the Company entered into a research agreement with Pioneer Hi-Bred International, Inc. ("Pioneer") for the validation and further development activities relating to certain microbial strains. In January 2019, the Company provided Pioneer with collaboration strain for performance of a second year of field trials. As a result of the research agreement the Company recorded a revenue of $250 in 2019.

b.
In May 2018, the Company entered into a research agreement with Instituto Matogrossense do Algodao ("IMA"), for evaluating the insecticidal activity of certain proprietary material obtained from bacteria. The Company transferred two batches of certain proteins for testing in insect bioassay.

c.
In December 2018, the Company entered into a collaboration with TMG Tropical Melhoramento e Genetica S.A., for the development of soybean cyst nematode, and potentially other nematode resistance using genome editing technology. In the initial phase of the collaboration, the Company calibrated its proprietary genome editing protocols for the TMG soybean lines on which to perform genome edits using its CPB platform. In the next phase, the Company will design genome edits with respect to various combinations. In the final phase, the Company will deliver edited lines to TMG.